Exhibit 10.1

OFFICE PROPERTIES INCOME TRUST

SECOND AMENDED AND RESTATED 2009 INCENTIVE SHARE AWARD PLAN

EFFECTIVE JUNE 12, 2025

Office Properties Income Trust (the "Company") hereby adopts the Second Amended and Restated Office Properties Income Trust 2009 Incentive Share Award Plan (the "Plan"), effective as of June 12, 2025 (the “Effective Date”). The Plan is an amendment and restatement of the Amended and Restated 2009 Incentive Share Aware Plan (the “Predecessor Plan”).

I.	PURPOSE

The Plan is intended to advance the interests of the Company and its subsidiaries by providing a means of rewarding selected officers, employees and Trustees of the Company, employees of its manager and others rendering valuable services to the Company or its subsidiaries, through grants of the Company's Shares.

II.	DEFINITIONS

Terms that are capitalized in the text of the Plan have the meanings set forth below:

(a)                 "Board" means the Board of Trustees of the Company.

(b)                "Company" means Office Properties Income Trust, a Maryland real estate investment trust.

(c)                 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(d)                "Key Person" means an employee, consultant, manager, Trustee, officer or other person providing services to the Company, to a subsidiary of the Company or to the Manager on behalf of the Company.

(e)                 "Manager" means the person or entity serving as manager to the Company.

(f)                  "Participant" means a person to whom Shares have been granted, or any other person who becomes owner of the Shares by reason of such person's death or incapacity.

(g)                "Securities Act" means the Securities Act of 1933, as amended.

(h)                "Share Agreement" means an agreement between the Company and a Participant regarding Shares issued to the Participant pursuant to the Plan.

(i)                  "Shares" means the Company's common shares of beneficial interest, par value $.01 per share.

(j)                  "Trustee" means a member of the Board.

III.	SHARES SUBJECT TO THE PLAN

Subject to the provisions of Section VII, the total number of Shares which may be granted under the Plan, following the Effective Date, shall equal 3,500,000 Shares, inclusive of Shares reserved under the Predecessor Plan. A holder of Shares granted under the Plan, whether or not vested, shall have all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive any distributions, unless the Board shall otherwise determine. Certificates representing Shares and statements representing Shares issued in book-entry form may be imprinted with a legend to the effect that the Shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Securities Act and the applicable Share Agreement, if any. Shares subject to awards under the Plan which are forfeited, cancelled, repurchased or surrendered shall again be available for grant under the Plan. Shares surrendered or withheld as payment of withholding taxes in respect of an award, to the extent such surrender or withholding occurs on or after June 12, 2025, shall not be available again for grant under the Plan.

IV.	METHOD OF GRANTING SHARES

Grants of Shares to any person shall be made by action of the Board, and shall be made solely in accordance with the instructions of the Board as to the selection of persons to whom Shares are to be granted, the amount and timing of each such grant, and the extent, if any, to which vesting restrictions or other conditions shall apply to the granted Shares. If a person to whom such a grant of Shares has been made fails to execute and deliver to the Company a Share Agreement within ten (10) days after it is submitted to him or her, the grant of Shares related to such Share Agreement may be cancelled by the Company, acting by the Board, at its option without further notice to the Participant. Nothing in this Section IV shall prevent the Board from delegating its authority to make grants to a committee pursuant to Section V.

V.	ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Board or, in the discretion of the Board, a committee designated by the Board and composed of at least two (2) members of the Board. All references in the Plan to the Board shall be understood to refer to such committee or the Board, whoever shall administer the Plan. As of the effective date of the Plan, the Board has delegated its authority to administer the Plan to the Compensation Committee of the Company pursuant to the written charter for such committee; however, the Board may revoke or rescind this delegation of authority in whole or in part at any time. All questions of interpretation and application of the Plan and of grants of Shares shall be determined by the Board or its designated committee in its sole discretion, and its determination shall be final and binding upon all persons, including the Company and all Participants. Without limiting the generality of the foregoing, the Board or the designated committee is authorized to adopt and approve from time to time the forms and, subject to the terms of the Plan, the terms and conditions of any Share Agreement. If it determines to do so, the Board or its designated committee may grant Shares under this Plan which are not subject to a Share Agreement.

For so long as Section 16 of the Exchange Act is applicable to the Company, each member of any committee designated to administer the Plan shall be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act and shall meet such other requirements as the Board may determine to be necessary or appropriate.

With respect to persons subject to Section 16 of the Exchange Act, grants under the Plan are intended to be exempt from the provisions of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 or its successor under the Exchange Act.

VI.	ELIGIBLE PERSONS

The persons eligible to receive grants of Shares shall be those persons selected by the Board or designated committee from among Key Persons who contribute to the business of the Company and its subsidiaries.

VII.	CHANGES IN CAPITAL STRUCTURE

In the event that the outstanding Shares are hereafter changed for a different number or kind of Shares or other securities of the Company, or are otherwise affected by reason of a merger, sale of assets, reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities or any similar corporate transaction, a corresponding adjustment shall be made in the number and kind of Shares or other securities covered by outstanding grants of Shares, and for which Shares may be granted under the Plan.

VIII.	DURATION, AMENDMENT AND TERMINATION OF PLAN

Shares may be granted under the Plan from time to time until the close of business on June 12, 2035. Subject to any shareholder approval that may be required under applicable law or the rules of any stock exchange on which the Shares are listed, the Board hereafter may at any time amend or extend the Plan, including amendments to change the number of shares subject to the Plan. The Plan may be terminated at any time by action of the Board without, however, affecting the rights of a Participant or the Company as to Shares granted prior to such termination.

IX.	MISCELLANEOUS

A.                  Nonassignability of Shares. Shares subject to a Share Agreement shall not be assignable or transferable by a Participant except in accordance with the terms of the applicable Share Agreement.

B.                  No Guarantee of Employment. Neither the award of Shares nor a Share Agreement shall give any person the right to continue in the employment of, or to continue to act as an officer or Trustee of, or to serve in any other capacity with, the Company, any subsidiary or the Manager, or give the Company, any subsidiary or the Manager the right to require such person to continue in any such capacity.

C.                  Tax Withholding; Section 409A. To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes incurred by a Participant by reason of a grant of Shares, and as a condition to the receipt of any grant of Shares, a Participant agrees that if the amount payable to him or her by the Company in the ordinary course is insufficient to pay such taxes, he or she shall, upon request of the Company pay the Company an amount sufficient to satisfy its tax withholding obligations.

Without limiting the foregoing, the Compensation Committee may in its discretion permit any Participant’s withholding obligation to be paid in whole or in part in the form of Shares, by withholding from the Shares to be issued to such Participant or by accepting delivery of Shares already owned by him or her.  The fair market value of the Shares for this purpose shall be the closing price of the Shares on the principal securities exchange on which the Shares are listed on the date such Shares are repurchased by the Company, unless otherwise determined by the Board in its discretion.

If payment of withholding taxes is made in whole or in part in Shares, the Participant shall deliver to the Company share certificates registered in his name or other evidence of legal and beneficial ownership of Shares owned by him or her, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the Shares represented by such share certificates. The Compensation Committee may approve comparable procedures to those set forth in the preceding sentence in the event of shares held in book-entry form. If the Participant is subject to Section 16(a) of the Exchange Act, his ability to pay the withholding obligation in the form of Shares shall be subject to such additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

It is intended that awards granted under the Plan be exempt from the application of Section 409A of the Code, and the Plan and such awards shall be construed in accordance with that intention.

D.                  Compliance with Law. This Plan, the granting and vesting of Shares hereunder, and the other obligations of the Company under this Plan and any Share Agreement, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its reasonable discretion, may postpone the issuance or delivery of Shares until completion of any required action under any state or federal law, rule or regulation as the Company may consider appropriate in order to comply with the applicable laws, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of this Plan shall be interpreted or construed to obligate the Company to register any Shares under federal or state law.

E.                   Governing Law. The validity, construction and effect of this Plan, any rules and regulations relating to this Plan and any Share Agreement shall be determined in accordance with the laws of the State of Maryland without giving effect to principles of conflict of laws.

F.                   Change in Control.  Each unvested Share under the Plan immediately prior to the occurrence of a “Change in Control” or a “Termination Event” shall become fully vested upon the occurrence of the Change in Control or Termination Event, as each term is defined below.

For purposes of the Plan, a “Change in Control” shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall have occurred:

(a)    any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of either the then outstanding Shares or the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in paragraph (c)(i) below;

(b)    the following individuals cease for any reason to constitute a majority of the number of Trustees then serving: individuals who, on the Effective Date, constitute the Board and any new Trustee (other than a Trustee whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Trustees) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the Trustees then in office who either were Trustees on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

(c)    there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(d)    the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding anything to the contrary set forth herein, a transaction involving the Company and an Excluded Entity (or Affiliate) in which the award of Shares is to be assumed by the successor (or replaced by a substantially equivalent award) shall not constitute a Change in Control.

In addition, for purposes of the Plan, a “Termination Event” shall occur if The RMR Group LLC (or any entity controlled by, under common control with or controlling The RMR Group LLC) ceases to be the manager or shared services provider to the Company.

For purposes of the defined terms used in this Section IX(F), but not previously defined in the Plan, the following definitions shall apply:

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Excluded Entity” shall mean any entity to which The RMR Group LLC (or any entity controlled by, under common control with or controlling The RMR Group LLC) provides management, advisory or shared services.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities and (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company.

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